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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 20, 2005

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                          ASTORIA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

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          Delaware                       001-11967             11-3170868
(State or other jurisdiction of         (Commission           (IRS Employer
 incorporation or organization)         File Number)        Identification No.)

          ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (516) 327-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEMS 1, 3 THROUGH 7  NOT APPLICABLE.

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 20, 2005, Astoria Financial Corporation ("Astoria") issued a press release which, among other things, highlights the Company's financial results for the quarter and nine months ended September 30, 2005. A copy of the press release is included herewith as an exhibit to this report.

         The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         Exhibit 99.1 Press release dated October 20, 2005.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ASTORIA FINANCIAL CORPORATION

                                             By:  /s/ Peter J. Cunningham.
                                                  ------------------------------
                                                  Peter J. Cunningham
                                                  First Vice President and
                                                  Director of Investor Relations

Dated:  October 20, 2005

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER     DESCRIPTION
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  99.1     Press release dated October 20, 2005.

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